Exhibit 99.3

EPR Properties®

The Diversified Experiential REIT℠

ANDRETTI

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

Fourth Quarter and Year Ended
December 31, 2023

Q4 2023 Supplemental	Page 2

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Annual Report on Form 10-K is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our guidance, our capital resources and liquidity, our pursuit of growth opportunities, the timing of transaction closings and investment spending, our expected cash flows, the performance of our customers, our expected cash collections and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance that the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 25 through 27 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures on pages 9 and 10 and in the Appendix on pages 28 through 32.

Q4 2023 Supplemental	Page 3

COMPANY PROFILE

THE COMPANY	COMPANY STRATEGY
EPR Properties ("we," "us," "our," "EPR" or the "Company") is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust ("REIT"), and an initial public offering was completed on November 18, 1997.	Our primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations As Adjusted ("FFOAA") and dividends per share.
Our strategic growth is focused on acquiring or developing a diversified portfolio of experiential real estate venues which create value by facilitating out of home congregate entertainment, recreation and leisure experiences where consumers choose to spend their discretionary time and money. This strategy is driven by the long-term trends of the growing experience economy.
Since that time, the Company has been a leading Experiential net lease REIT, specializing in select enduring experiential properties. We are focused on growing our Experiential portfolio with properties that offer a variety of enduring, congregate entertainment, recreation and leisure activities. Separately, our Education portfolio is a legacy investment that provides additional geographic and operator diversity.
This focus is consistent with our depth of knowledge across each of our property types, creating a competitive advantage that allows us to more quickly identify key market trends. We deliberately apply information and our ingenuity to target properties that represent logical extensions within each of our existing property types or potential future investments.

EXPERIENTIAL PORTFOLIO

- Theatres
- Eat & Play
- Ski
- Attractions
- Experiential Lodging
- Gaming
- Fitness & Wellness
- Cultural
- Live Venues

EDUCATION PORTFOLIO

- Private Schools
- Early Childhood

As part of our strategic planning and portfolio management process we assess new opportunities against the following underwriting principles:

BUILDING THE PREMIER EXPERIENTIAL REAL ESTATE PORTFOLIO

Q4 2023 Supplemental	Page 4

INVESTOR INFORMATION
SENIOR MANAGEMENT
Greg Silvers	Mark Peterson
Chairman and Chief Executive Officer	Executive Vice President and Chief Financial Officer
Craig Evans	Greg Zimmerman
Executive Vice President, General Counsel and Secretary	Executive Vice President and Chief Investment Officer
Tonya Mater	Elizabeth Grace
Senior Vice President and Chief Accounting Officer	Senior Vice President - Human Resources and Administration
Paul Turvey	Gwen Johnson
Senior Vice President and Associate General Counsel	Senior Vice President - Asset Management
Brian Moriarty
Senior Vice President - Corporate Communications

COMPANY INFORMATION

CORPORATE HEADQUARTERS	TRADING SYMBOLS
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
816-472-1700	Preferred Stock:
www.eprkc.com	EPR-PrC
STOCK EXCHANGE LISTING	EPR-PrE
New York Stock Exchange	EPR-PrG

EQUITY RESEARCH COVERAGE

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Nick Joseph/Smedes Rose	212-816-6243
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone	212-622-6682
JMP Securities	Mitch Germain	212-906-3537
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Todd Thomas	917-368-2286
Raymond James & Associates	RJ Milligan	727-567-2585
RBC Capital Markets	Michael Carroll	440-715-2649
Stifel	Simon Yarmak	443-224-1345
Truist	Ki Bin Kim	212-303-4124
Wells Fargo	Connor Siversky	212-214-8069
EPR Properties is followed by the analysts identified above. Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management. EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Q4 2023 Supplemental	Page 5

SELECTED FINANCIAL INFORMATION
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)
	THREE MONTHS ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
OPERATING INFORMATION:	2023	2022	2023	2022
Revenue	$171,981	$178,703	$705,668	$658,031
Net income available to common shareholders of EPR Properties	39,489	36,287	148,901	152,088
EBITDAre (1)	127,754	140,328	554,401	511,512
Adjusted EBITDAre (1)	129,440	135,524	557,380	519,143
Interest expense, net	30,337	31,879	124,858	131,175
Capitalized interest	1,080	680	3,566	1,286
Straight-lined rental revenue	2,930	2,291	10,591	6,993
Dividends declared on preferred shares	6,040	6,042	24,145	24,141
Dividends declared on common shares	62,148	61,896	248,530	243,757
General and administrative expense	13,765	13,082	56,442	51,579

	DECEMBER 31,
BALANCE SHEET INFORMATION:	2023	2022
Total assets	$5,700,885	$5,758,701
Accumulated depreciation	1,435,683	1,302,640
Cash and cash equivalents	78,079	107,934
Total assets before accumulated depreciation less cash and cash equivalents (gross assets)	7,058,489	6,953,407
Debt	2,816,095	2,810,111
Deferred financing costs, net	25,134	31,118
Net debt (1)	2,763,150	2,733,295
Equity	2,454,155	2,535,719
Common shares outstanding	75,333	75,025
Total market capitalization (using EOP closing price and liquidation values) (2)	6,783,983	5,934,256
Net debt/total market capitalization ratio (1)	41%	46%
Debt to total assets ratio	49%	49%
Net debt/gross assets ratio (1)	39%	39%
Net debt/Adjusted EBITDAre ratio (1) (3)	5.3	5.0
Net debt/Annualized adjusted EBITDAre ratio (1) (4)	5.3	5.1

(1) See pages 25 through 27 for definitions. See calculation on page 31, as applicable.
(2) See calculation on page 15.
(3) Adjusted EBITDAre in this calculation is for the three-month period multiplied times four. See pages 25 through 27 for definitions. See calculation on page 31.
(4) Annualized adjusted EBITDAre is adjusted EBITDAre for the quarter further adjusted for in-service and disposed projects, percentage rent and participating interest and other items which is then multiplied times four. These calculations can be found on page 31 under the reconciliation of Adjusted EBITDAre and Annualized Adjusted EBITDAre. See pages 25 through 27 for definitions.

Q4 2023 Supplemental	Page 6

SELECTED BALANCE SHEET INFORMATION
(UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS	4TH QUARTER 2023	3RD QUARTER 2023	2ND QUARTER 2023	1ST QUARTER 2023	4TH QUARTER 2022	3RD QUARTER 2022
Real estate investments	$5,973,042	$5,972,156	$6,029,468	$6,049,869	$6,016,776	$6,048,144
Less: accumulated depreciation	(1,435,683)	(1,400,642)	(1,369,790)	(1,341,527)	(1,302,640)	(1,278,427)
Land held for development	20,168	20,168	20,168	20,168	20,168	20,168
Property under development	131,265	101,313	80,650	85,829	76,029	56,347
Operating lease right-of-use assets	186,628	190,309	192,325	197,357	200,985	199,031
Mortgage notes and related accrued interest receivable, net	569,768	477,243	466,459	461,263	457,268	399,485
Investment in joint ventures	49,754	53,855	53,763	50,978	52,964	50,124
Cash and cash equivalents	78,079	172,953	99,711	96,438	107,934	160,838
Restricted cash	2,902	2,868	2,623	2,599	2,577	5,252
Accounts receivable	63,655	54,826	53,305	50,591	53,587	53,375
Other assets	61,307	74,328	74,882	83,050	73,053	78,422
Total assets	$5,700,885	$5,719,377	$5,703,564	$5,756,615	$5,758,701	$5,792,759

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$94,927	$82,804	$74,493	$76,244	$80,087	$83,384
Operating lease liabilities	226,961	230,922	233,126	238,096	241,407	237,254
Common dividends payable	25,275	22,795	22,289	21,826	21,405	21,411
Preferred dividends payable	6,032	6,032	6,032	6,033	6,033	6,033
Unearned rents and interest	77,440	88,530	71,746	71,601	63,939	79,943
Line of credit	—	—	—	—	—	—
Deferred financing costs, net	(25,134)	(26,732)	(28,222)	(29,576)	(31,118)	(32,642)
Other debt	2,841,229	2,841,229	2,841,229	2,841,229	2,841,229	2,841,229
Total liabilities	3,246,730	3,245,580	3,220,693	3,225,453	3,222,982	3,236,612
Equity:
Common stock and additional paid-in-capital	3,925,296	3,920,714	3,916,102	3,911,064	3,900,557	3,896,179
Preferred stock at par value	148	148	148	148	148	148
Treasury stock	(274,038)	(274,035)	(274,001)	(273,904)	(269,751)	(269,744)
Accumulated other comprehensive income	3,296	2,378	3,610	1,823	1,897	1,097
Distributions in excess of net income	(1,200,547)	(1,175,408)	(1,162,988)	(1,107,969)	(1,097,132)	(1,071,533)
Total equity	2,454,155	2,473,797	2,482,871	2,531,162	2,535,719	2,556,147
Total liabilities and equity	$5,700,885	$5,719,377	$5,703,564	$5,756,615	$5,758,701	$5,792,759

Q4 2023 Supplemental	Page 7

SELECTED OPERATING DATA
(UNAUDITED, DOLLARS IN THOUSANDS)

	4TH QUARTER 2023	3RD QUARTER 2023	2ND QUARTER 2023	1ST QUARTER 2023	4TH QUARTER 2022	3RD QUARTER 2022
Rental revenue	$148,738	$163,940	$151,870	$151,591	$152,652	$140,471
Other income	12,068	14,422	10,124	9,333	16,756	11,360
Mortgage and other financing income	11,175	11,022	10,913	10,472	9,295	9,579
Total revenue	171,981	189,384	172,907	171,396	178,703	161,410

Property operating expense	14,759	14,592	13,972	14,155	13,747	14,707
Other expense	13,539	13,124	9,161	8,950	7,705	9,135
General and administrative expense	13,765	13,464	15,248	13,965	13,082	12,582
Severance expense	—	—	547	—	—	—
Transaction costs	401	847	36	270	993	148
Provision (benefit) for credit losses, net	1,285	(719)	(275)	587	1,369	241
Impairment charges	2,694	20,887	43,785	—	22,998	—
Depreciation and amortization	40,692	42,432	43,705	41,204	41,303	41,539
Total operating expenses	87,135	104,627	126,179	79,131	101,197	78,352
(Loss) gain on sale of real estate	(3,612)	2,550	(575)	(560)	347	304
Income from operations	81,234	87,307	46,153	91,705	77,853	83,362
Interest expense, net	30,337	31,208	31,591	31,722	31,879	32,747
Equity in loss (income) from joint ventures	4,701	(533)	615	1,985	3,559	(572)
Income before income taxes	46,196	56,632	13,947	57,998	42,415	51,187
Income tax expense	667	372	347	341	86	388
Net income	45,529	56,260	13,600	57,657	42,329	50,799
Preferred dividend requirements	6,040	6,032	6,040	6,033	6,042	6,033
Net income available to common shareholders of EPR Properties	$39,489	$50,228	$7,560	$51,624	$36,287	$44,766

Q4 2023 Supplemental	Page 8

FUNDS FROM OPERATIONS AND FUNDS FROM OPERATIONS AS ADJUSTED
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
FUNDS FROM OPERATIONS ("FFO") (1):	4TH QUARTER 2023	3RD QUARTER 2023	2ND QUARTER 2023	1ST QUARTER 2023	4TH QUARTER 2022	3RD QUARTER 2022
Net income available to common shareholders of EPR Properties	$39,489	$50,228	$7,560	$51,624	$36,287	$44,766
Loss (gain) on sale of real estate	3,612	(2,550)	575	560	(347)	(304)
Impairment of real estate investments, net	2,694	20,887	43,785	—	21,030	—
Real estate depreciation and amortization	40,501	42,224	43,494	41,000	41,100	41,331
Allocated share of joint venture depreciation	2,344	2,315	2,162	2,055	1,833	2,093
FFO available to common shareholders of EPR Properties	$88,640	$113,104	$97,576	$95,239	$99,903	$87,886
FFO available to common shareholders of EPR Properties	$88,640	$113,104	$97,576	$95,239	$99,903	$87,886
Add: Preferred dividends for Series C preferred shares	1,938	1,938	1,938	1,938	1,938	1,938
Add: Preferred dividends for Series E preferred shares	1,938	1,938	1,938	1,938	1,939	1,939
Diluted FFO available to common shareholders of EPR Properties	$92,516	$116,980	$101,452	$99,115	$103,780	$91,763
FUNDS FROM OPERATIONS AS ADJUSTED ("FFOAA") (1):
FFO available to common shareholders of EPR Properties	$88,640	$113,104	$97,576	$95,239	$99,903	$87,886
Severance expense	—	—	547	—	—	—
Transaction costs	401	847	36	270	993	148
Provision (benefit) for credit losses, net	1,285	(719)	(275)	587	1,369	241
Impairment of operating lease right-of-use assets	—	—	—	—	1,968	—
Sale participation income (included in other income)	—	—	—	—	(9,134)	—
Deferred income tax benefit	(86)	(76)	(92)	(90)	(132)	(37)
FFO as adjusted available to common shareholders of EPR Properties	$90,240	$113,156	$97,792	$96,006	$94,967	$88,238
FFO as adjusted available to common shareholders of EPR Properties	$90,240	$113,156	$97,792	$96,006	$94,967	$88,238
Add: Preferred dividends for Series C preferred shares	1,938	1,938	1,938	1,938	1,938	1,938
Add: Preferred dividends for Series E preferred shares	1,938	1,938	1,938	1,938	1,939	1,939
Diluted FFO as adjusted available to common shareholders of EPR Properties	$94,116	$117,032	$101,668	$99,882	$98,844	$92,115
FFO per common share:
Basic	$1.18	$1.50	$1.30	$1.27	$1.33	$1.17
Diluted	1.16	1.47	1.27	1.25	1.31	1.16
FFO as adjusted per common share:
Basic	$1.20	$1.50	$1.30	$1.28	$1.27	$1.18
Diluted	1.18	1.47	1.28	1.26	1.25	1.16
Shares used for computation (in thousands):
Basic	75,330	75,325	75,297	75,084	75,022	75,016
Diluted	75,883	75,816	75,715	75,283	75,111	75,183
Effect of dilutive Series C preferred shares	2,293	2,287	2,279	2,272	2,261	2,250
Effect of dilutive Series E preferred shares	1,663	1,663	1,663	1,663	1,664	1,664
Adjusted weighted-average shares outstanding-diluted Series C and Series E	79,839	79,766	79,657	79,218	79,036	79,097
(1) See pages 25 through 27 for definitions.

Q4 2023 Supplemental	Page 9

ADJUSTED FUNDS FROM OPERATIONS
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") (1):	4TH QUARTER 2023	3RD QUARTER 2023	2ND QUARTER 2023	1ST QUARTER 2023	4TH QUARTER 2022	3RD QUARTER 2022
FFO available to common shareholders of EPR Properties	$88,640	$113,104	$97,576	$95,239	$99,903	$87,886
Adjustments:
Severance expense	—	—	547	—	—	—
Transaction costs	401	847	36	270	993	148
Provision (benefit) for credit losses, net	1,285	(719)	(275)	587	1,369	241
Impairment of operating lease right-of-use assets	—	—	—	—	1,968	—
Sale participation income (included in other income)	—	—	—	—	(9,134)	—
Deferred income tax benefit	(86)	(76)	(92)	(90)	(132)	(37)
Non-real estate depreciation and amortization	191	208	211	204	203	208
Deferred financing fees amortization	2,188	2,170	2,150	2,129	2,109	2,090
Share-based compensation expense to management and trustees	4,359	4,354	4,477	4,322	4,114	4,138
Amortization of above/below market leases, net and tenant allowances	(79)	(182)	(185)	(89)	(90)	(89)
Maintenance capital expenditures (2)	(5,015)	(1,753)	(3,455)	(2,176)	(2,674)	(386)
Straight-lined rental revenue	(2,930)	(4,407)	(1,149)	(2,105)	(2,291)	(2,374)
Straight-lined ground sublease expense	56	77	401	565	581	602
Non-cash portion of mortgage and other financing income	(535)	(290)	(141)	(122)	(120)	(119)
AFFO available to common shareholders of EPR Properties	$88,475	$113,333	$100,101	$98,734	$96,799	$92,308

AFFO available to common shareholders of EPR Properties	$88,475	$113,333	$100,101	$98,734	$96,799	$92,308
Add: Preferred dividends for Series C preferred shares	1,938	1,938	1,938	1,938	1,938	1,938
Add: Preferred dividends for Series E preferred shares	1,938	1,938	1,938	1,938	1,939	1,939
Diluted AFFO available to common shareholders of EPR Properties	$92,351	$117,209	$103,977	$102,610	$100,676	$96,185

Weighted average diluted shares outstanding (in thousands)	75,883	75,816	75,715	75,283	75,111	75,183
Effect of dilutive Series C preferred shares	2,293	2,287	2,279	2,272	2,261	2,250
Effect of dilutive Series E preferred shares	1,663	1,663	1,663	1,663	1,664	1,664
Adjusted weighted-average shares outstanding-diluted	79,839	79,766	79,657	79,218	79,036	79,097

AFFO per diluted common share	$1.16	$1.47	$1.31	$1.30	$1.27	$1.22
Dividends declared per common share	$0.825	$0.825	$0.825	$0.825	$0.825	$0.825
AFFO payout ratio (3)	71%	56%	63%	63%	65%	68%

(1) See pages 25 through 27 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q4 2023 Supplemental	Page 10

CAPITAL STRUCTURE AS OF DECEMBER 31, 2023
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT
PRINCIPAL PAYMENTS DUE ON DEBT:
	BONDS/TERM LOAN/OTHER (1)	UNSECURED CREDIT FACILITY (2)	UNSECURED SENIOR NOTES	TOTAL	WEIGHTED AVG INTEREST RATE
YEAR
2024	$—	$—	$136,637	$136,637	4.35%
2025	—	—	300,000	300,000	4.50%
2026	—	—	629,597	629,597	4.70%
2027	—	—	450,000	450,000	4.50%
2028	—	—	400,000	400,000	4.95%
2029	—	—	500,000	500,000	3.75%
2030	—	—	—	—	—%
2031	—	—	400,000	400,000	3.60%
2032	—	—	—	—	—%
2033	—	—	—	—	—%
2034	—	—	—	—	—%
Thereafter	24,995	—	—	24,995	2.53%
Less: deferred financing costs, net	—	—	—	(25,134)	—%
	$24,995	$—	$2,816,234	$2,816,095	4.32%

		BALANCE	WEIGHTED AVG INTEREST RATE	WEIGHTED AVG MATURITY
Fixed rate unsecured debt		$2,816,234	4.30%	4.04
Fixed rate secured debt (1)		24,995	2.53%	23.58
Less: deferred financing costs, net		(25,134)	—%	—
Total		$2,816,095	4.32%	4.25

(1) Includes $25 million of secured bonds that have been fixed through interest rate swaps through September 30, 2024.
(2) Unsecured Revolving Credit Facility Summary:
		BALANCE		RATE
	COMMITMENT	AT 12/31/2023	MATURITY	AT 12/31/2023

	$1,000,000	$—	October 6, 2025	6.66%

Note: This facility will mature on October 6, 2025 and has two six-month extensions available at the Company's option and includes an accordion feature pursuant to which the maximum borrowing amount can be increased from $1.0 billion to $2.0 billion, in each case, subject to certain terms and conditions.

Q4 2023 Supplemental	Page 11

CAPITAL STRUCTURE AS OF DECEMBER 31, 2023 AND 2022
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT (continued)

SUMMARY OF DEBT:	December 31, 2023	December 31, 2022

Senior unsecured notes payable, 4.35%, due August 22, 2024	$136,637	$136,637
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	179,597	179,597
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Senior unsecured notes payable, 4.50%, due June 1, 2027	450,000	450,000
Senior unsecured notes payable, 4.95%, due April 15, 2028	400,000	400,000
Senior unsecured notes payable, 3.75%, due August 15, 2029	500,000	500,000
Senior unsecured notes payable, 3.60%, due November 15, 2031	400,000	400,000
Bonds payable, variable rate, fixed at 2.53% through September 30, 2026, due August 1, 2047	24,995	24,995
Less: deferred financing costs, net	(25,134)	(31,118)
Total debt	$2,816,095	$2,810,111

Q4 2023 Supplemental	Page 12

CAPITAL STRUCTURE
SENIOR NOTES

SENIOR DEBT RATINGS AS OF DECEMBER 31, 2023

Moody's	Baa3 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

SUMMARY OF COVENANTS

The Company had outstanding public senior unsecured notes with fixed interest rates of 3.60%, 3.75%, 4.50%, 4.75% and 4.95% at December 31, 2023. Interest on these notes is paid semiannually. These public senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 3.60%, 3.75%, 4.50%, 4.75% and 4.95% public senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles ("GAAP") measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of December 31, 2023 and September 30, 2023 are:

		Actual	Actual
NOTE COVENANTS	Required	4th Quarter 2023 (1)	3rd Quarter 2023 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	40%	40%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	—%	—%
Limitation on incurrence of debt: Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service) - trailing twelve months	≥ 1.5 x	4.4x	4.4x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	237%	237%

(1) See page 14 for details of calculations.

Q4 2023 Supplemental	Page 13

CAPITAL STRUCTURE
SENIOR NOTES
(UNAUDITED, DOLLARS IN THOUSANDS)

COVENANT CALCULATIONS

TOTAL ASSETS:	December 31, 2023		TOTAL DEBT:		December 31, 2023
Total Assets per balance sheet	$5,700,885		Secured debt obligations		$24,995
Add: accumulated depreciation	1,435,683		Unsecured debt obligations:
Less: intangible assets, net	(34,710)		Unsecured debt		2,816,234
Total Assets	$7,101,858		Outstanding letters of credit		—
			Guarantees		6,941
TOTAL UNENCUMBERED ASSETS:	December 31, 2023		Derivatives at fair market value, net, if liability		3,648
Unencumbered real estate assets, gross	$6,481,851		Total unsecured debt obligations:		$2,826,823
Cash and cash equivalents	78,079		Total Debt		$2,851,818
Land held for development	20,168
Property under development	131,265
Total Unencumbered Assets	$6,711,363

CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE:	4TH QUARTER 2023	3RD QUARTER 2023	2ND QUARTER 2023	1ST QUARTER 2023	TRAILING TWELVE MONTHS
Adjusted EBITDAre	$129,440	$153,216	$138,245	$136,479	$557,380
Less: straight-line revenue, net, included in adjusted EBITDAre	(2,930)	(4,407)	(1,149)	(2,105)	(10,591)
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE	$126,510	$148,809	$137,096	$134,374	$546,789

ANNUAL DEBT SERVICE:
Interest expense, gross	$33,583	$33,647	$33,541	$33,510	$134,282
Less: deferred financing fees amortization	(2,188)	(2,170)	(2,150)	(2,129)	(8,637)
ANNUAL DEBT SERVICE	$31,395	$31,477	$31,391	$31,381	$125,645

DEBT SERVICE COVERAGE	4.0	4.7	4.4	4.3	4.4

Q4 2023 Supplemental	Page 14

CAPITAL STRUCTURE AS OF DECEMBER 31, 2023
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

EQUITY
SECURITY	SHARES OUTSTANDING	PRICE PER SHARE AT DECEMBER 31, 2023	LIQUIDATION PREFERENCE	DIVIDEND RATE	CONVERTIBLE	CONVERSION RATIO AT DECEMBER 31, 2023	CONVERSION PRICE AT DECEMBER 31, 2023

Common shares	75,332,506	$48.45	N/A	(1)	N/A	N/A	N/A
Series C	5,392,916	$21.30	$134,823	5.750%	Y	0.4252	$58.80
Series E	3,445,980	$28.12	$86,150	9.000%	Y	0.4826	$51.80
Series G	6,000,000	$20.80	$150,000	5.750%	N	N/A	N/A

CALCULATION OF TOTAL MARKET CAPITALIZATION:

Common shares outstanding at December 31, 2023 multiplied by closing price at December 31, 2023						$3,649,860
Aggregate liquidation value of Series C preferred shares (2)						134,823
Aggregate liquidation value of Series E preferred shares (2)						86,150
Aggregate liquidation value of Series G preferred shares (2)						150,000
Net debt at December 31, 2023 (3)						2,763,150
Total consolidated market capitalization						$6,783,983

(1) Total monthly dividends declared in the fourth quarter of 2023 were $0.825 per share.
(2) Excludes accrued unpaid dividends at December 31, 2023.
(3) See pages 25 through 27 for definitions.

Q4 2023 Supplemental	Page 15

SUMMARY OF RATIOS
(UNAUDITED)

	4TH QUARTER 2023	3RD QUARTER 2023	2ND QUARTER 2023	1ST QUARTER 2023	4TH QUARTER 2022	3RD QUARTER 2022
Debt to total assets ratio	49%	49%	49%	49%	49%	48%

Net debt to total market capitalization ratio (1)	41%	43%	41%	46%	46%	47%

Net debt to gross assets ratio (1)	39%	38%	39%	39%	39%	39%

Net debt/Adjusted EBITDAre ratio (1)(2)	5.3	4.4	5.0	5.0	5.0	5.2

Net debt/Annualized adjusted EBITDAre ratio (1)(3)	5.3	5.1	5.2	5.1	5.1	5.1

Interest coverage ratio (4)	3.8	4.5	4.1	4.0	4.0	3.8

Fixed charge coverage ratio (4)	3.2	3.8	3.5	3.4	3.4	3.2

Debt service coverage ratio (4)	3.8	4.5	4.1	4.0	4.0	3.8

FFO payout ratio (5)	71%	56%	65%	66%	63%	71%

FFO as adjusted payout ratio (6)	70%	56%	64%	65%	66%	71%

AFFO payout ratio (7)	71%	56%	63%	63%	65%	68%

(1) See pages 25 through 27 for definitions. See prior period supplementals for detailed calculations as applicable.
(2) Adjusted EBITDAre is for the quarter multiplied times four. See calculation on page 31.
(3) Annualized adjusted EBITDAre is adjusted EBITDAre for the quarter further adjusted for in-service and disposed projects, percentage rent and participating interest and other items which is then multiplied times four. These calculations can be found on page 31 under the reconciliation of Adjusted EBITDAre and Annualized Adjusted EBITDAre. See pages 25 through 27 for definitions.

(4) See page 29 for detailed calculation.
(5) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(6) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(7) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q4 2023 Supplemental	Page 16

SUMMARY OF MORTGAGE NOTES RECEIVABLE
(UNAUDITED, DOLLARS IN THOUSANDS)
				CARRYING AMOUNT AS OF (1)
DESCRIPTION	INTEREST RATE	PAYOFF DATE/MATURITY DATE	OUTSTANDING PRINCIPAL AMOUNT OF MORTGAGE	DECEMBER 31, 2023	DECEMBER 31, 2022
Eat & play property Eugene, Oregon	8.13%	8/31/2024	$10,750	$10,417	$7,780
Attraction property Powells Point, North Carolina	7.75%	6/30/2025	29,378	29,200	29,227
Fitness & wellness property Merriam, Kansas	7.55%	7/31/2029	9,090	9,223	9,195
Fitness & wellness property Omaha, Nebraska	9.00%	6/30/2030	10,905	10,951	10,898
Fitness & wellness property Omaha, Nebraska	9.00%	6/30/2030	10,539	10,615	10,531
Experiential lodging property Nashville, Tennessee	6.99%	9/30/2031	70,000	71,187	70,576
Ski property Girdwood, Alaska	8.78%	7/31/2032	78,102	78,062	72,366
Fitness & wellness properties Colorado and California	7.15%	1/10/2033	59,034	59,207	56,911
Eat & play property Austin, Texas	11.31%	6/1/2033	9,701	9,701	10,253
Eat & play property Dallas, Texas	10.25%	6/9/2033	1,106	1,105	—
Experiential lodging property Breaux Bridge, LA	7.25%	3/8/2034	11,305	11,373	11,373
Ski property West Dover and Wilmington, Vermont	12.32%	12/1/2034	51,050	51,049	51,049
Four ski properties Ohio and Pennsylvania	11.41%	12/1/2034	37,562	37,495	37,529
Ski property Chesterland, Ohio	11.90%	12/1/2034	4,550	4,508	4,532
Ski property Hunter, New York	9.03%	1/5/2036	21,000	21,000	21,000
Eat & play property Midvale, Utah	10.25%	5/31/2036	17,505	17,505	17,505
Eat & play property West Chester, Ohio	9.75%	8/1/2036	18,068	18,067	18,066
Fitness & wellness property Fort Collins, Colorado	8.00%	1/31/2038	10,292	10,070	10,089
Early childhood education center Lake Mary, Florida	8.23%	5/9/2039	4,200	4,387	4,360
Early childhood education center Lithia, Florida	8.93%	10/31/2039	3,959	4,018	4,028
Attraction property Frankenmuth, Michigan	8.25%	10/14/2042	24,715	24,375	—
Fitness & wellness properties Massachusetts and New York	8.30%	1/10/2044	77,000	76,253	—
Total			$569,811	$569,768	$457,268

(1) Amounts include accrued interest and are net of allowance for credit losses.

Q4 2023 Supplemental	Page 17

SUMMARY OF UNCONSOLIDATED JOINT VENTURES
(UNAUDITED, DOLLARS IN THOUSANDS)
PROPERTY	ACQUISITION DATE	PROPERTY TYPE	LOCATION	CARRYING VALUE AT DECEMBER 31, 2023	OWNERSHIP INTEREST
Bellwether Beach Resort & Beachcomber Beach Resort Hotel	12/2018	Experiential lodging	St. Pete Beach, Florida	$14,727	65%
Jellystone Park Warrens	8/2021	Experiential lodging	Warrens, Wisconsin	9,945	95%
Camp Margaritaville Breaux Bridge	5/2022	Experiential lodging	Breaux Bridge, Louisiana	18,996	85%
Jellystone Kozy Rest	11/2022	Experiential lodging	Harrisville, Pennsylvania	6,086	62%

	AS OF DECEMBER 31, 2023
	TOTAL	EPR PORTION (2)
Total assets	$262,124	$194,396
Mortgage notes payable due to third parties	172,854	126,568
Mortgage note payable due to EPR (1)	11,305	9,609

	THREE MONTHS ENDED DECEMBER 31, 2023		YEAR ENDED DECEMBER 31, 2023
	TOTAL	EPR PORTION (2)	TOTAL	EPR PORTION (2)
Revenue and other income	$15,577	$10,700	$77,761	$55,982
Operating expenses	18,901	13,522	74,857	54,452
Net operating (loss) income	$(3,324)	$(2,822)	$2,904	$1,530
Interest expense	2,756	1,879	11,822	8,298
Net loss	$(6,080)	$(4,701)	$(8,918)	$(6,768)
Allocated share of joint venture depreciation (2)	n/a	2,344	n/a	8,876
FFOAA (2)	n/a	$(2,357)	n/a	$2,108

(1) Mortgage note payable to EPR matures on March 8, 2034, with an interest rate of 7.25% through the sixth anniversary and SOFR plus 7.20%, with a cap of 8%, thereafter through maturity.
(2) Non-GAAP financial measure. See pages 25 through 27 for definitions.

SUMMARY OF UNCONSOLIDATED MORTGAGE NOTES PAYABLE DUE TO THIRD PARTIES
				DECEMBER 31, 2023
PROPERTY	MATURITY	EXTENSIONS	INTEREST RATE	TOTAL	EPR PORTION (2)
Bellwether Beach Resort & Beachcomber Beach Resort Hotel	May 18, 2025	Two additional one-year extensions	SOFR plus 3.65%, with SOFR capped at 3.50% through June 1, 2024	$105,000	$68,250
Jellystone Park Warrens	September 15, 2031	n/a	4.00%	22,413	21,292
Camp Margaritaville Breaux Bridge	March 8, 2034	n/a	3.85% through April 7, 2025; 4.25% April 8, 2025 through maturity	38,500	32,725
Jellystone Kozy Rest	November 1, 2029	n/a	6.38%	6,941	4,301
Total mortgage notes payable due to third parties				$172,854	$126,568

Q4 2023 Supplemental	Page 18

INVESTMENT SPENDING AND DISPOSITION SUMMARIES
(UNAUDITED, DOLLARS IN THOUSANDS)
INVESTMENT SPENDING THREE MONTHS ENDED DECEMBER 31, 2023
INVESTMENT TYPE	TOTAL INVESTMENT SPENDING	NEW DEVELOPMENT	RE-DEVELOPMENT	ASSET ACQUISITION	MORTGAGE NOTES OR NOTES RECEIVABLE	INVESTMENT IN JOINT VENTURES
Theatres	$2,395	$—	$2,395	$—	$—	$—
Eat & Play	4,279	2,143	1,030	—	1,106	—
Attractions	10,973	—	59	—	10,914	—
Ski	1,562	—	—	—	1,562	—
Experiential Lodging	2,882	—	—	—	—	2,882
Fitness & Wellness	110,557	20,071	1,829	9,374	79,283	—
Cultural	1,285	—	1,285	—	—	—
Total Experiential	133,933	22,214	6,598	9,374	92,865	2,882
Total Investment Spending	$133,933	$22,214	$6,598	$9,374	$92,865	$2,882

INVESTMENT SPENDING YEAR ENDED DECEMBER 31, 2023
INVESTMENT TYPE	TOTAL INVESTMENT SPENDING	NEW DEVELOPMENT	RE-DEVELOPMENT	ASSET ACQUISITION	MORTGAGE NOTES OR NOTES RECEIVABLE	INVESTMENT IN JOINT VENTURES
Theatres	$5,182	$—	$5,182	$—	$—	$—
Eat & Play	24,048	20,750	2,192	—	1,106	—
Attractions	28,384	—	3,669	—	24,715	—
Ski	5,324	—	—	—	5,324	—
Experiential Lodging	16,034	—	—	—	—	16,034
Fitness & Wellness	184,370	45,632	3,286	53,144	82,308	—
Cultural	6,086	—	6,086	—	—	—
Total Experiential	269,428	66,382	20,415	53,144	113,453	16,034
Total Investment Spending	$269,428	$66,382	$20,415	$53,144	$113,453	$16,034

2023 DISPOSITIONS
	THREE MONTHS ENDED DECEMBER 31, 2023			YEAR ENDED DECEMBER 31, 2023
INVESTMENT TYPE	TOTAL DISPOSITIONS	NET PROCEEDS FROM SALE OF REAL ESTATE	NET PROCEEDS FROM PAYDOWN OF MORTGAGE NOTES	TOTAL DISPOSITIONS	NET PROCEEDS FROM SALE OF REAL ESTATE	NET PROCEEDS FROM PAYDOWN OF MORTGAGE NOTES
Theatres	$17,861	$17,861	$—	$30,592	$30,592	$—
Eat & Play	—	—	—	4,029	4,029	—
Total Experiential	17,861	17,861	—	34,621	34,621	—

Total Education	4,342	4,342	—	22,539	22,539	—
Total Education	4,342	4,342	—	22,539	22,539	—

Total Dispositions	$22,203	$22,203	$—	$57,160	$57,160	$—

Q4 2023 Supplemental	Page 19

PROPERTY UNDER DEVELOPMENT - INVESTMENT SPENDING ESTIMATES AT DECEMBER 31, 2023 (1)
(UNAUDITED, DOLLARS IN THOUSANDS)

	DECEMBER 31, 2023		OWNED BUILD-TO-SUIT SPENDING ESTIMATES
	PROPERTY UNDER DEVELOPMENT	# OF PROJECTS	1ST QUARTER 2024	2ND QUARTER 2024	3RD QUARTER 2024	4TH QUARTER 2024	THEREAFTER	TOTAL EXPECTED COSTS (2)	% LEASED
Total Build-to-Suit (3)	$122,612	6	$32,027	$12,607	$12,607	$11,730	$23,258	$214,841	100%
Non Build-to-Suit Development	8,653
Total Property Under Development	$131,265

		DECEMBER 31, 2023	OWNED BUILD-TO-SUIT IN-SERVICE ESTIMATES
		# OF PROJECTS	1ST QUARTER 2024	2ND QUARTER 2024	3RD QUARTER 2024	4TH QUARTER 2024	THEREAFTER	TOTAL IN-SERVICE (2)	ACTUAL IN-SERVICE 4TH QUARTER 2023
Total Build-to-Suit		6	$131,413	$—	$—	$5,672	$77,756	$214,841	$8,235

	DECEMBER 31, 2023		MORTGAGE BUILD-TO-SUIT SPENDING ESTIMATES
	MORTGAGE NOTES RECEIVABLE	# OF PROJECTS	1ST QUARTER 2024	2ND QUARTER 2024	3RD QUARTER 2024	4TH QUARTER 2024	THEREAFTER	TOTAL EXPECTED COSTS (2)
Total Build-to-Suit Mortgage Notes	$239,002	5	$7,992	$18,594	$17,144	$15,674	$45,197	$343,603
Non Build-to-Suit Mortgage Notes	330,766
Total Mortgage Notes Receivable	$569,768

(1) This schedule includes only those properties for which the Company has commenced construction as of December 31, 2023.
(2) "Total Expected Costs" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).
(3) Total Build-to-Suit excludes property under development related to the Company's real estate joint ventures that own an experiential lodging property in Warrens, Wisconsin, Harrisville, Pennsylvania and Breaux Bridge, Louisiana. The Company's investment spending for these joint ventures is estimated at $12.0 million for 2024.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

Q4 2023 Supplemental	Page 20

PORTFOLIO DETAIL AS OF DECEMBER 31, 2023
(UNAUDITED)

PROPERTY TYPE	PROPERTIES	OPERATORS		ANNUALIZED ADJUSTED EBITDAre (1)	STRATEGIC FOCUS

Theatres (2) (4)	166	17		37%	Reduce
Eat & Play	58	9	(3)	24%	Grow
Attractions	23	7		11%	Grow
Ski	11	3		8%	Grow
Experiential Lodging	7	4		3%	Grow
Fitness & Wellness	20	7		6%	Grow
Gaming	1	1		2%	Grow
Cultural	3	2		2%	Grow
EXPERIENTIAL PORTFOLIO	289	50		93%

Early Childhood Education (5)	61	7		5%	Reduce
Private schools	9	1		2%	Reduce
EDUCATION PORTFOLIO	70	8		7%

TOTAL PORTFOLIO	359	58		100%

(1) See pages 25 through 27 for definitions.
(2) Excludes seven theatres located in Entertainment Districts (included in Eat & Play).
(3) Excludes non-theatre operators at Entertainment districts.
(4) Includes 11 properties that the Company intends to sell.
(5) Includes two properties that the Company intends to sell.

Q4 2023 Supplemental	Page 21

LEASE EXPIRATIONS
AS OF DECEMBER 31, 2023
(UNAUDITED, DOLLARS IN THOUSANDS)

YEAR	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE YEAR ENDED DECEMBER 31, 2023 (1)	% OF TOTAL REVENUE
2024	3	$4,450	1%
2025	3	3,407	—%
2026	2	2,643	—%
2027	4	22,559	3%
2028	9	16,592	2%
2029	11	17,845	3%
2030	18	34,850	5%
2031	8	10,884	1%
2032	10	12,613	2%
2033	7	10,203	1%
2034	36	73,560	10%
2035	30	75,314	11%
2036	40	77,242	11%
2037	29	61,311	9%
2038	42	62,902	9%
2039	3	5,411	1%
2040	4	9,665	1%
2041	30	18,608	3%
2042	4	17,747	3%
2043	7	18,602	3%
Thereafter	2	1,822	—%
	302	$558,230	79%

Note: This schedule excludes non-theatre tenant leases within the Company's entertainment districts, properties under development, land held for development, properties operated by the Company and investments in mortgage notes receivable.

(1) Rental revenue for the year ended December 31, 2023 includes lease revenue related to the Company's existing operating ground leases (leases in which the Company is a sub-lessor) as well as the gross-up of tenant reimbursed expenses recognized during the year ended December 31, 2023 in accordance with Accounting Standards Update (ASU) No. 2016-02 Leases (Topic 842).

Q4 2023 Supplemental	Page 22

TOP TEN CUSTOMERS BY PERCENTAGE OF TOTAL REVENUE
(UNAUDITED)

		PERCENTAGE OF TOTAL REVENUE	PERCENTAGE OF TOTAL REVENUE
		FOR THE THREE MONTHS ENDED	FOR THE YEAR ENDED
	CUSTOMERS	DECEMBER 31, 2023 (1)	DECEMBER 31, 2023 (1)

1.	Topgolf	15.3%	14.9%
2.	AMC Theatres	14.1%	14.4%
3.	Regal Entertainment Group	11.2%	12.9%
4.	Cinemark	6.3%	6.4%
5.	Premier Parks	5.5%	4.8%
6.	Vail Resorts	4.2%	4.6%
7.	Camelback Resort	3.3%	3.3%
8.	Six Flags	2.8%	2.7%
9.	Santikos Theaters, LLC (2)	2.5%	2.6%
10.	Endeavor Schools	2.2%	2.0%

	Total	67.4%	68.6%

(1) Excludes deferral collections from cash basis tenants recognized as revenue, including deferred amounts received related to the resolution of Regal's bankruptcy, for the year ended December 31, 2023. Additionally, excludes termination fees recognized as revenue for the year ended December 31, 2023.
(2) On July 27, 2023, Santikos acquired VSS-Southern.

Q4 2023 Supplemental	Page 23

GUIDANCE
(UNAUDITED, DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

MEASURE	2024 GUIDANCE
	CURRENT
Investment spending	$200.0	to	$300.0
Disposition proceeds and mortgage note payoff	$50.0	to	$75.0
Percentage rent	$12.0	to	$16.0
General and administrative expense	$52.0	to	$55.0
Other income	$57.0	to	$67.0
Other expense	$54.0	to	$64.0
Equity in loss from joint ventures	$(9.0)	to	$(6.0)
FFO as adjusted (FFOAA) from joint ventures	$1.0	to	$4.0
FFO per diluted share	$4.74	to	$4.94
FFOAA per diluted share	$4.76	to	$4.96

RECONCILIATION FROM NET INCOME AVAILABLE TO COMMON SHAREHOLDERS OF EPR PROPERTIES (PER DILUTED SHARE):	2024 GUIDANCE
Net income available to common shareholders of EPR Properties	$2.74	to	$2.94
(Gain) loss on sale of real estate	(0.22)
Real estate depreciation and amortization	2.14
Allocated share of joint venture depreciation	0.13
Impact of Series C and Series E Dilution, if applicable	(0.05)
FFO available to common shareholders of EPR Properties	$4.74	to	$4.94
Transaction costs	0.01
Deferred income tax benefit	(0.01)
Retirement and severance expense	0.02
FFO as adjusted (FFOAA) available to common shareholders of EPR Properties	$4.76	to	$4.96

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.

Q4 2023 Supplemental	Page 24

DEFINITIONS - NON-GAAP FINANCIAL MEASURES

EBITDAre
The National Association of Real Estate Investment Trusts (“NAREIT”) developed EBITDAre as a relative non-GAAP financial measure of REITs, independent of a company's capital structure, to provide a uniform basis to measure the enterprise value of a company. Pursuant to the definition of EBITDAre by the Board of Governors of NAREIT, the Company calculates EBITDAre as net income, computed in accordance with GAAP, excluding interest expense (net), income tax expense (benefit), depreciation and amortization, gains and losses from disposition of real estate, impairment losses on real estate, costs associated with loan refinancing or payoff and adjustments for unconsolidated partnerships, joint ventures and other affiliates. Management provides EBITDAre herein because it believes this information is useful to investors as a supplemental performance measure because it can help facilitate comparisons of operating performance between periods and with other REITs. The Company's method of calculating EBITDAre may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDAre is not a measure of performance under GAAP, does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. This measure should not be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or cash flows or liquidity as defined by GAAP.

ADJUSTED EBITDAre AND ANNUALIZED ADJUSTED EBITDAre
Management uses Adjusted EBITDAre in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDAre is useful to investors because it excludes various items that management believes are not indicative of operating performance, and because it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDAre as EBITDAre (defined above) for the quarter excluding sale participation income, gain on insurance recovery, severance expense, transaction costs, provision (benefit) for credit losses, net, impairment losses on operating lease right-of-use assets and prepayment fees. This number for the quarter is then multiplied by four to get an annual amount. Annualized Adjusted EBITDAre is Adjusted EBITDAre further adjusted to reflect (1) in-service and disposed projects (2) property under development that is build-to-suit at the initial cash yields of the projects upon completion (3) removal of other non-recurring items including out of period deferrals and stub rent payments and (4) annualization of the following items to ultimately reflect the financial results of the trailing twelve months: (i) percentage rent and participating interest income and (ii) adjusted EBITDAre of managed properties and joint ventures.

The Company's method of calculating Adjusted EBITDAre and Annualized Adjusted EBITDAre may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDAre and Annualized Adjusted EBITDAre are not measures of performance under GAAP, do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or cash flows or liquidity as defined by GAAP.

NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net, and reducing debt for cash and cash equivalents on hand, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. The Company's method of calculating Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

Q4 2023 Supplemental	Page 25

NET DEBT TO ADJUSTED EBITDAre RATIO, NET DEBT TO GROSS ASSETS RATIO AND NET DEBT TO TOTAL MARKET CAPITALIZATION RATIO
Net Debt to Adjusted EBITDAre Ratio, Net Debt to Gross Assets Ratio and Net Debt to Total Market Capitalization Ratio are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and covenant limitations. The Company's method of calculating Net Debt to Adjusted EBITDAre Ratio, Net Debt to Gross Assets Ratio and Net Debt to Total Market Capitalization Ratio may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
NAREIT developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, the Company calculates FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from disposition of real estate and impairment losses on real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. The Company has calculated FFO for all periods presented in accordance with this definition. In addition, the Company presents FFO as adjusted. Management believes it is useful to provide FFO as adjusted as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO as adjusted is FFO plus severance expense, transaction costs, provision (benefit) for credit losses, net, costs associated with loan refinancing or payoff, preferred share redemption costs and impairment of operating lease right-of-use assets, and by subtracting sale participation income, gain on insurance recovery and deferred income tax expense (benefit). FFO and FFO as adjusted are non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations, cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, the Company presents AFFO by adding to FFO severance expense, transaction costs, provision (benefit) for credit losses, net, costs associated with loan refinancing or payoff, preferred share redemption costs, impairment of operating lease right-of-use assets, termination fees associated with tenants' exercises of public charter school buy-out options, non-real estate depreciation and amortization, deferred financing fees amortization and share-based compensation expense to management and trustees; and by subtracting amortization of above and below market leases, net and tenant allowances, sale participation income, maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue (removing the impact of straight-line ground sublease expense), non-cash portion of mortgage and other financing income, gain on insurance recovery and deferred income tax (benefit) expense. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or its cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

Q4 2023 Supplemental	Page 26

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. The Company calculates the interest coverage amount by adding to net income impairment charges, provision (benefit) for credit losses, net, transaction costs, interest expense, gross (including interest expense in discontinued operations), severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs associated with loan refinancing or payoff; subtracting sale participation income, interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest, gain on early extinguishment of debt, prepayment fees and deferred income tax benefit (expense). The Company calculates interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. The Company considers the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. The Company's calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. The Company considers the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. The Company's calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. The Company considers the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. The Company's calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

NON-GAAP PRO-RATA FINANCIAL INFORMATION - UNCONSOLIDATED JOINT VENTURES
This information includes non-GAAP financial measures. The Company's share of unconsolidated joint ventures is derived on an entity-by-entity basis by applying its ownership percentage to each line item in the GAAP financial statements of these properties to calculate its share of that line item. The Company believes this form of presentation offers insights into the financial performance and condition of our Company as a whole, given the significance of its unconsolidated joint ventures that are accounted for under the equity method of accounting, although the presentation of such information may not accurately depict the legal and economic implications of holding an unconsolidated joint venture. The Company's method of calculating its proportionate interest may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. The Company does not control the unconsolidated joint venture for purposes of GAAP and the presentation of the assets and liabilities and revenues and expenses do not represent a legal claim to such items. Due to these limitations, the non-GAAP pro-rata financial information should not be considered in isolation or as a substitute for the Company's consolidated financial statements as reported under GAAP.

Q4 2023 Supplemental	Page 27

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
Fourth Quarter and Year Ended December 31, 2023

Q4 2023 Supplemental	Page 28

CALCULATION OF INTEREST, FIXED CHARGE AND DEBT SERVICE COVERAGE RATIOS
(UNAUDITED, DOLLARS IN THOUSANDS)
INTEREST COVERAGE RATIO (1):	4TH QUARTER 2023	3RD QUARTER 2023	2ND QUARTER 2023	1ST QUARTER 2023	4TH QUARTER 2022	3RD QUARTER 2022
Net income	$45,529	$56,260	$13,600	$57,657	$42,329	$50,799
Impairment charges	2,694	20,887	43,785	—	22,998	—
Severance expense	—	—	547	—	—	—
Transaction costs	401	847	36	270	993	148
Provision (benefit) for credit losses, net	1,285	(719)	(275)	587	1,369	241
Interest expense, gross	33,583	33,647	33,541	33,510	33,522	33,595
Depreciation and amortization	40,692	42,432	43,705	41,204	41,303	41,539
Share-based compensation expense
to management and trustees	4,359	4,354	4,477	4,322	4,114	4,138
Sale participation income	—	—	—	—	(9,134)	—
Interest cost capitalized	(1,080)	(857)	(846)	(783)	(680)	(335)
Straight-line rental revenue	(2,930)	(4,407)	(1,149)	(2,105)	(2,291)	(2,374)
Loss (gain) on sale of real estate	3,612	(2,550)	575	560	(347)	(304)
Deferred income tax benefit	(86)	(76)	(92)	(90)	(132)	(37)
Interest coverage amount	$128,059	$149,818	$137,904	$135,132	$134,044	$127,410

Interest expense, net	$30,337	$31,208	$31,591	$31,722	$31,879	$32,747
Interest income	2,166	1,582	1,104	1,005	963	513
Interest cost capitalized	1,080	857	846	783	680	335
Interest expense, gross	$33,583	$33,647	$33,541	$33,510	$33,522	$33,595

Interest coverage ratio	3.8	4.5	4.1	4.0	4.0	3.8

FIXED CHARGE COVERAGE RATIO (1):
Interest coverage amount	$128,059	$149,818	$137,904	$135,132	$134,044	$127,410

Interest expense, gross	$33,583	$33,647	$33,541	$33,510	$33,522	$33,595
Preferred share dividends	6,040	6,032	6,040	6,033	6,042	6,033
Fixed charges	$39,623	$39,679	$39,581	$39,543	$39,564	$39,628
Fixed charge coverage ratio	3.2	3.8	3.5	3.4	3.4	3.2

DEBT SERVICE COVERAGE RATIO (1):
Interest coverage amount	$128,059	$149,818	$137,904	$135,132	$134,044	$127,410
Interest expense, gross	$33,583	$33,647	$33,541	$33,510	$33,522	$33,595
Recurring principal payments	—	—	—	—	—	—
Debt service	$33,583	$33,647	$33,541	$33,510	$33,522	$33,595
Debt service coverage ratio	3.8	4.5	4.1	4.0	4.0	3.8

(1) See pages 25 through 27 for definitions.

Q4 2023 Supplemental	Page 29

RECONCILIATION OF INTEREST COVERAGE AMOUNT TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(UNAUDITED, DOLLARS IN THOUSANDS)

The interest coverage amount per the table on page 29 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	4TH QUARTER 2023	3RD QUARTER 2023	2ND QUARTER 2023	1ST QUARTER 2023	4TH QUARTER 2022	3RD QUARTER 2022

Net cash provided by operating activities	$77,002	$149,204	$99,358	$121,530	$92,041	$132,625

Equity in income (loss) from joint ventures	(4,701)	533	(615)	(1,985)	(3,559)	572
Distributions from joint ventures	—	(1,300)	—	—	—	—
Amortization of deferred financing costs	(2,188)	(2,170)	(2,150)	(2,129)	(2,109)	(2,090)
Amortization of above and below market leases and tenant allowances, net	79	182	185	89	90	89
Changes in assets and liabilities:
Operating lease assets and liabilities	279	187	(143)	(317)	(226)	(337)
Mortgage notes accrued interest receivable	734	(420)	621	296	576	274
Accounts receivable	8,780	1,560	2,749	(2,998)	188	(3,994)
Other assets	(1,850)	(1,593)	(95)	6,276	(617)	(2,812)
Accounts payable and accrued liabilities	5,773	(8,795)	3,395	(8,861)	9,186	(20,807)
Unearned rents and interest	14,177	(16,800)	2,774	(7,661)	16,064	(7,144)
Straight-line rental revenue	(2,930)	(4,407)	(1,149)	(2,105)	(2,291)	(2,374)
Interest expense, gross	33,583	33,647	33,541	33,510	33,522	33,595
Interest cost capitalized	(1,080)	(857)	(846)	(783)	(680)	(335)
Sale participation income	—	—	—	—	(9,134)	—
Transaction costs	401	847	36	270	993	148
Severance expense (cash portion)	—	—	243	—	—	—
Interest coverage amount (1)	$128,059	$149,818	$137,904	$135,132	$134,044	$127,410

Net cash used by investing activities	$(104,015)	$(7,562)	$(27,961)	$(61,510)	$(79,920)	$(67,945)

Net cash used by financing activities	$(67,968)	$(68,040)	$(68,201)	$(71,486)	$(67,677)	$(67,524)

(1) See pages 25 through 27 for definitions.

Q4 2023 Supplemental	Page 30

RECONCILIATION OF EBITDAre, ADJUSTED EBITDAre AND ANNUALIZED ADJUSTED EBITDAre
(UNAUDITED, DOLLARS IN THOUSANDS)
ADJUSTED EBITDAre (2):	4TH QUARTER 2023	3RD QUARTER 2023	2ND QUARTER 2023	1ST QUARTER 2023	4TH QUARTER 2022	3RD QUARTER 2022
Net income	$45,529	$56,260	$13,600	$57,657	$42,329	$50,799
Interest expense, net	30,337	31,208	31,591	31,722	31,879	32,747
Income tax expense	667	372	347	341	86	388
Depreciation and amortization	40,692	42,432	43,705	41,204	41,303	41,539
Loss (gain) on sale of real estate	3,612	(2,550)	575	560	(347)	(304)
Impairment of real estate investments, net	2,694	20,887	43,785	—	21,030	—
Allocated share of joint venture depreciation	2,344	2,315	2,162	2,055	1,833	2,093
Allocated share of joint venture interest expense	1,879	2,164	2,172	2,083	2,215	1,822
EBITDAre	$127,754	$153,088	$137,937	$135,622	$140,328	$129,084
Sale participation income (1)	—	—	—	—	(9,134)	—
Severance expense	—	—	547	—	—	—
Transaction costs	401	847	36	270	993	148
Provision (benefit) for credit losses, net	1,285	(719)	(275)	587	1,369	241
Impairment of operating lease right-of-use assets	—	—	—	—	1,968	—
Adjusted EBITDAre (for the quarter)	$129,440	$153,216	$138,245	$136,479	$135,524	$129,473
Adjusted EBITDAre (3)	$517,760	$612,864	$552,980	$545,916	$542,096	$517,892

ANNUALIZED ADJUSTED EBITDAre (2):
Adjusted EBITDAre (for the quarter)	$129,440	$153,216	$138,245	$136,479	$135,524	$129,473
In-service and disposition adjustments (4)	1,263	157	551	712	602	305
Managed and JV property adjustments (5)	4,405	(3,120)	(960)	502	3,370	—
Property under development adjustments (6)	2,610	1,874	1,462	1,716	1,522	—
Percentage rent/participation adjustments (5)	(3,154)	674	483	395	(2,824)	797
Deferral and stub rent collections not previously recognized (7)	(648)	(19,358)	(8,038)	(6,776)	(5,012)	(5,432)
Non-recurring adjustments (8)	(3,044)	(3,666)	(97)	902	(462)	6,345
Annualized Adjusted EBITDAre (for the quarter)	$130,872	$129,777	$131,646	$133,930	$132,720	$131,488
Annualized Adjusted EBITDAre (9)	$523,488	$519,108	$526,584	$535,720	$530,880	$525,952

See footnotes on following page.

Q4 2023 Supplemental	Page 31

(1) Included in other income in the consolidated statements of income in the Company's Annual Reports on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Reconciliation is as follows:
	4TH QUARTER 2023	3RD QUARTER 2023	2ND QUARTER 2023	1ST QUARTER 2023	4TH QUARTER 2022	3RD QUARTER 2022
Income from settlement of foreign currency swap contracts	$243	$196	$216	$224	$246	$159
Sale participation income	—	—	—	—	9,134	—
Operating income from operated properties	11,809	14,208	9,765	9,101	7,325	11,186
Miscellaneous income	16	18	143	8	51	15
Other income	$12,068	$14,422	$10,124	$9,333	$16,756	$11,360

(2) See pages 25 through 27 for definitions.
(3) Adjusted EBITDAre for the quarter is multiplied by four to calculate an annualized amount but does not include the annualization of investments put in service, acquired or disposed of during the quarter, as well as the potential earnings on property under development, the annualization of percent rent and adjustments for other items. These adjustments are considered in the calculation of Annualized Adjusted EBITDAre.
(4) Adjustments for rental properties commencing or terminating GAAP net operating income during the quarter and adjustments to revenue from mortgage notes receivable to be consistent with end of quarter balance.
(5) To annualize amounts from the actual latest quarterly amount to the trailing 12-month amount divided by four.
(6) To add in income for property under development that is build-to-suit at the initial cash yields of the projects upon completion.
(7) To remove non-recurring, out-of-period deferred and stub rent collections.
(8) Adjustments for various non-recurring items during the quarter.
(9) Annualized Adjusted EBITDAre for the quarter is multiplied by four to calculate an annualized amount.

Q4 2023 Supplemental	Page 32